FINANCIAL INVESTORS TRUST

 POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Trust, hereby appoint Kimberly R. Storms and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities:  any Registration Statements on Form N-14; all Pre-Effective Amendments to said Registration Statements; all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of said Registration Statements, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of March 2015.
/s/ Mary K. Anstine
Mary K. Anstine
 Trustee

Jeremy W. Deems
 Trustee

John R. Moran, Jr.
 Trustee

Jerry G. Rutledge
 Trustee

Michael “Ross” Shell
 Trustee

FINANCIAL INVESTORS TRUST

 POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Trust, hereby appoint Kimberly R. Storms and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities:  any Registration Statements on Form N-14; all Pre-Effective Amendments to said Registration Statements; all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of said Registration Statements, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of March 2015.

Mary K. Anstine
 Trustee

/s/ Jeremy W. Deems
Jeremy W. Deems
 Trustee

John R. Moran, Jr.
 Trustee

Jerry G. Rutledge
 Trustee

Michael “Ross” Shell
 Trustee

FINANCIAL INVESTORS TRUST

 POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Trust, hereby appoint Kimberly R. Storms and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities:  any Registration Statements on Form N-14; all Pre-Effective Amendments to said Registration Statements; all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of said Registration Statements, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of March 2015.

Mary K. Anstine
 Trustee

Jeremy W. Deems
 Trustee

/s/ John R. Moran, Jr.
John R. Moran, Jr.
 Trustee

Jerry G. Rutledge
 Trustee

Michael “Ross” Shell
 Trustee

FINANCIAL INVESTORS TRUST

 POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Trust, hereby appoint Kimberly R. Storms and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities:  any Registration Statements on Form N-14; all Pre-Effective Amendments to said Registration Statements; all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of said Registration Statements, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of March 2015.

Mary K. Anstine
 Trustee

Jeremy W. Deems
 Trustee

John R. Moran, Jr.
 Trustee

/s/ Jerry G. Rutledge
Jerry G. Rutledge
 Trustee

Michael “Ross” Shell
 Trustee

FINANCIAL INVESTORS TRUST

 POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Trust, hereby appoint Kimberly R. Storms and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities:  any Registration Statements on Form N-14; all Pre-Effective Amendments to said Registration Statements; all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any rules, regulations or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of said Registration Statements, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of March 2015.

Mary K. Anstine
 Trustee

Jeremy W. Deems
 Trustee

John R. Moran, Jr.
 Trustee

Jerry G. Rutledge
 Trustee

/s/ Michael “Ross” Shell
Michael “Ross” Shell
 Trustee